SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 20, 1997
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                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-12230                                           04-2865714
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(Commission File Number)                    (I.R.S. Employer Identification No.)


580 Myles Standish Boulevard, Taunton, Massachusetts                    02780
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    (Address of Principal Executive Offices)                          (Zip Code)


                                 (508) 823-0707
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              (Registrant's Telephone Number, Including Area Code)








                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 20, 1997


                   Item                                                    Page
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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT               1

SIGNATURE                                                                    2




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ITEM 4.         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (b)    New Independent Accountants.

         The Registrant engaged BDO Seidman, LLP as its new independent accountants as of February 12, 1997. In October 1996, the Registrant sought guidance from BDO Seidman, LLP regarding the proposed accounting treatment for a significant transaction with James River Corporation which involved recognition of revenues from the assignment of patents to James River Corporation. BDO Seidman, LLP concurred with the Registrant's proposed treatment of this matter. Except as stated above, during the two most recent fiscal years and through February 12, 1997, the Registrant has not consulted with BDO Seidman, LLP on items which either: (1) involved the applications of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (2) concerned the subject matter of a disagreement or reportable event with the Registrant's former auditor, as described in Regulation S-K, Item 304(a)(2) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED DEPOSITION TECHNOLOGIES, INC.



Dated: February 20, 1997               By: /s/ Mark R. Thomas
                                           ------------------
                                           Mark R. Thomas
                                           Chief Financial Officer and Secretary


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